                                                              EXHIBIT (h)(4)(c)

                  AMENDMENT NO. 2 TO PARTICIPATION AGREEMENT

   Pursuant to the Participation Agreement, made and entered into as of the 20th day of August, 1999, by and among MFS Variable Insurance Trust, The United States Life Insurance Company in the City of New York and Massachusetts Financial Services Company, the parties do hereby agree to an amended Schedule A as attached hereto.

   IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to the Participation Agreement to be executed in its name and on its behalf by its duly authorized representative. The Amendment shall take effect on __________, 2003.

                                        THE UNITED STATES LIFE INSURANCE
                                        COMPANY IN THE CITY OF NEW YORK
                                        By its authorized officer,

                                        By:
                                               -----------------------------
                                        Title:
                                               -----------------------------

                                        MFS VARIABLE INSURANCE TRUST,
                                        On behalf of the Portfolios
                                        By its authorized officer,

                                        By:
                                               -----------------------------
                                        Title:
                                               -----------------------------

                                        MASSACHUSETTS FINANCIAL SERVICES COMPANY
                                        By its authorized officer,

                                        By:
                                               -----------------------------
                                        Title:
                                               -----------------------------

                                                           As of ________, 2003

                                  SCHEDULE A

                       ACCOUNTS, POLICIES AND PORTFOLIOS
                    SUBJECT TO THE PARTICIPATION AGREEMENT

        Name of Separate
        Account and Date                    Policies Funded                       Portfolios
Established by Board of Directors         by Separate Account               Applicable to Policies
--------------------------------- ------------------------------------ --------------------------------
The United States Life Insurance   Platinum Investor Flexible Premium     MFS Emerging Growth Series
Company in the City of New York     Variable Life Insurance Policies         MFS Research Series
Separate Account USL VL-R                Policy Form No. 97600N        MFS Capital Opportunities Series
Established on August 8, 1997                                              MFS New Discovery Series
                                       Platinum Investor Survivor
                                             Second-to-die
                                     Flexible Premium Variable Life
                                           Insurance Policies
                                         Policy Form No. 99206N

                                         Platinum Investor PLUS
                                    Variable Life Insurance Policies
                                         Policy Form No. 02600N

                                     Platinum Investor Survivor II
                                    Variable Life Insurance Policies
                                         Policy Form No. 01206N

                                         Platinum Investor III
                                    Variable Life Insurance Policies
                                         Policy Form No. 00600N

The United States Life Insurance  Platinum Investor Immediate Variable    MFS Emerging Growth Series
Company in the City of New York             Annuity Policies                 MFS Research Series
Separate Account USL VA-R               Contract Form No. _____N       MFS Capital Opportunities Series
Established on August 8, 1997                                              MFS New Discovery Series

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